UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

Secured Digital Storage Corporation
(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515
(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590
(Registrant’s Telephone Number, Including Area Code)

Mountains West Exploration, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01	Financial Statements and Exhibits

Signature Page

Exhibits Index

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2007, Mountains West Exploration, Inc., a New Mexico corporation (the "Company"), filed an amendment to its articles of incorporation to change the name of the Company to Secured Digital Storage Corporation. The corporate name change was approved by shareholders owning a majority of the outstanding shares of the Company's common stock. In connection with the change of its corporate name, the Company will seek a new trading symbol for its common stock on the OTC Bulletin Board. On December 21, 2007, the Company issued a press release announcing the filing of such name change. The press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibits No.	Description of Exhibits

3.2	Articles of Amendment to Articles of Incorporation.

99.1	Press Release dated December 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secured Digital Storage Corporation

Dated: December 21, 2007	By:	/s/ William M. Lynes
William M. Lynes Chief Executive Officer

EXHIBIT INDEX

Exhibits Nos.	Description of Exhibits

3.2	Articles of Amendment to Articles of Incorporation.

99.1	Press Release dated December 21, 2007.